MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND*
                      MFS(R) CONSERVATIVE ALLOCATION FUND*
                         MFS(R) GROWTH ALLOCATION FUND*
                        MFS(R) MODERATE ALLOCATION FUND*

     Supplement to the Statement of Additional Information (the SAI) Part II

During the sales period specified below (unless extended by MFS Fund Distributors, Inc. ("MFD")), MFD will pay dealers (excluding those dealers which decline to participate in these arrangements) the following compensation on the sale of shares of the funds listed above (each a "fund"):

     o 100% of the applicable sales charge on sales of Class A shares and Class 529A shares of each fund;

     o an additional commission equal to 0.50% of the net asset value of all of the Class B shares, Class 529B shares, Class C shares and Class 529C shares of each fund.

The compensation described in this Supplement is subject to a minimum trade amount of $25,000 in Class A, B and C shares of the funds. No minimum trade amount applies to the sale of Class 529A, 529B and 529C shares of the funds.

The compensation described in this Supplement will not be paid on the sale of shares of the funds to any 401(k), defined contribution, pension, profit sharing, money purchase or similar qualified or non-qualified retirement plan.

The sales period for Class A, B, and C shares of each fund is from April 1, 2003 to June 30, 2003. The sales period for Class 529A, 529B and 529C shares of each fund is from April 1, 2003 to December 31, 2003.

                  The date of this Supplement is April 1, 2003.

El presente Suplemento tambien se encuentran disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.